Small Cap Index Fund	Summary Prospectus February 26, 2010

Class A	Class C	Class R	Class Y

FMDAX	FPXCX	ARSCX	ASETX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at firstamericanfunds.com/funddocs. You can also get this information at no cost by calling 800 677-FUND or by sending an e-mail request to funddocs@firstamericanfunds.com. If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the prospectus and other information will also be available from your financial intermediary. The fund’s prospectus and statement of additional information (SAI), both dated February 26, 2010, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number, or e-mail address noted above.

Investment Objective

Small Cap Index Fund’s objective is to provide investment results that correspond to the performance of the Russell 2000 Index.

Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in First American Funds. More information about these and other discounts is available from your financial professional and under “Determining Your Share Price” on page 17 of the prospectus and “Reducing Class A Sales Charges” on page 82 of the statement of additional information.

Shareholder Fees
(fees paid directly from your investment)	Class A		Class C		Class R		Class Y

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		5.50%		None		None		None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)[1]		None		1.00%		None		None

Annual Low Balance Account Fee (for accounts under $1,000)		$15		$15		None		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees		0.40%		0.40%		0.40%	0.40%

Distribution and/or Service (12b-1) Fees		0.25%		1.00%		0.50%		None

Other Expenses		1.01%		1.01%		1.01%	1.01%

Acquired Fund Fees and Expenses[2]		0.05%		0.05%		0.05%	0.05%

Total Annual Fund Operating Expenses		1.71%		2.46%		1.96%	1.46%

Less Fee Waivers[3]	(0	.84)%	(0	.84)%	(0	.84)%	(0	.84)%

Net Expenses[3]		0.87%		1.62%		1.12%	0.62%

[1]	The contingent deferred sales charge on Class C shares applies only to redemptions within one year of purchase.

[2]	In addition to the operating expenses that the fund bears directly, the fund’s shareholders indirectly bear the expenses of affiliated and unaffiliated funds in which the fund invests (the “acquired funds”). Since acquired fund fees and expenses are not directly borne by the fund, they are not reflected in the fund’s financial statements, with the result that the information presented in the expense table will differ from that presented in the “Financial Highlights” section of the prospectus.

[3]	The advisor has contractually agreed to waive fees and reimburse other fund expenses through February 28, 2011, so that total annual fund operating expenses, after waivers and excluding acquired fund fees and expenses, do not exceed 0.83%, 1.58%, 1.08%, and 0.58%, respectively, for Class A, Class C, Class R, and Class Y shares. These fee waivers and expense reimbursements may be terminated at any time after February 28, 2011, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.

Summary Prospectus — February 26, 2010	Page 1 of 4	Small Cap Index Fund

Example:  This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, the fund’s operating expenses remain the same, and the contractual fee waivers currently in place are not renewed beyond the first year of each period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		Class C	Class C
		assuming	assuming no
		redemption	redemption at
		at end of	end of each
	Class A	each period	period	Class R	Class Y
1 year	$634	$265	$165	$114	$63

3 years	$982	$686	$686	$534	$379

5 years	$1,353	$1,235	$1,235	$979	$717

10 years	$2,392	$2,733	$2,733	$2,217	$1,674

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 22% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, Small Cap Index Fund generally invests at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks included in the Russell 2000 Index. This index measures the performance of the 2,000 smallest companies in the Russell 3000 Index (which is made up of the 3,000 largest U.S. companies based on total market capitalization). Reconstitution of the index occurs annually. As of December 31, 2009, market capitalizations of companies in the Russell 2000 Index ranged from approximately $20 million to $5.6 billion.

The fund’s advisor believes that the fund’s objective can best be achieved by investing in common stocks of at least 90% of the issues included in the Russell 2000 Index, depending on the size of the fund. A computer program is used to identify which stocks should be purchased or sold in order to replicate, as closely as practicable, the composition of the Russell 2000 Index.

Because the fund may not always hold all of the stocks included in the Russell 2000 Index, and because the fund has expenses and the index does not, the fund will not duplicate the index’s performance precisely. However, the fund’s advisor believes there should be a close correlation between the fund’s performance and that of the Russell 2000 Index in both rising and falling markets. The fund will attempt to achieve a correlation between the performance of its portfolio and that of the Russell 2000 Index of at least 95%, without taking into account expenses of the fund. A perfect correlation would be indicated by a figure of 100%, which would be achieved if the fund’s net asset value, including the value of its dividends and capital gains distributions, increased or decreased in exact proportion to changes in the Russell 2000 Index. If the fund is unable to achieve a correlation of 95% over time, the fund’s board of directors will consider alternative strategies for the fund.

The fund may invest in stock index futures contracts, options on stock indices, and options on stock index futures (“derivatives”) on the Russell 2000 Index. The fund makes these investments to maintain the liquidity needed to meet redemption requests, to increase the level of fund assets devoted to replicating the composition of the Russell 2000 Index, and to reduce transaction costs.

Principal Risks

The value of your investment in this fund will change daily, which means you could lose money. An investment in the fund is not a deposit of U.S. Bank National Association and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in this fund include:

Common Stock Risk — Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular country, company, industry, or sector of the market.

Derivatives Risk — The use of derivatives involves additional risks and transaction costs which could leave the fund in a worse position than if it had not used these instruments. Derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on performance.

Failure to Match Index Performance — The fund may not replicate the performance of the Russell 2000 Index.

Small-Cap Stock Risk — Small-cap stocks involve substantial risk. Prices of small-cap stocks may be subject to more abrupt or erratic movements, and to wider fluctuations, than stock prices of larger, more established companies or the market averages in general. It may be difficult to sell small-cap stocks at the desired time and price.

Summary Prospectus — February 26, 2010	Page 2 of 4	Small Cap Index Fund

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the fund. The fund’s past performance is not necessarily an indication of how the fund will perform in the future. Updated performance information is available online at firstamericanfunds.com or by calling 800 677-FUND.

The bar chart shows you the variability of the fund’s performance from year to year for Class A shares. The performance of the other share classes will differ due to their different expense structures. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table shows the variability of the fund’s average annual returns and how they compare over different time periods to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects any fee waivers in effect during the periods presented. If these waivers were not in place, performance would be reduced.

Prior to July 1, 2004, Class R shares were designated Class S shares, which had lower fees and expenses. The performance information in the table prior to July 1, 2004 is based on the performance of the Class S shares. If current fees and expenses had been in effect, performance would have been lower.

						Since
AVERAGE ANNUAL TOTAL RETURNS	Inception					Inception
AS OF 12/31/09[1]	Date	One Year	Five Years		Ten Years	(Class C)

Small Cap Index Fund

Class A (return before taxes)	12/30/98	19.92%	(1	.12)%	4.07%	N/A

Class A (return after taxes on distributions)		19.82%	(2	.59)%	2.80%	N/A

Class A (return after taxes on distributions and sale of fund shares)		13.09%	(1	.01)%	3.24%	N/A

Class C (return before taxes)	9/24/01	24.85%	(0	.73)%	N/A	5.38%

Class R (return before taxes)	12/30/98	26.47%	(0	.23)%	4.44%	N/A

Class Y (return before taxes)	12/30/98	27.20%	0.26%		4.88%	N/A

Russell 2000 Index[2] (reflects no deduction for fees, expenses, or taxes)		27.17%	0.51%		3.51%	7.15%

[1]	Performance presented prior to 9/24/01 represents that of the Firstar Small Cap Index Fund, a series of Firstar Funds, Inc., which merged into the fund on that date. The Firstar Small Cap Index Fund was organized on 12/11/00 and, prior to that, was a separate series of Mercantile Mutual Funds, Inc.

[2]	An unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

Investment Advisor

FAF Advisors, Inc.

Portfolio Managers

	Title	Portfolio manager of fund since:

Walter A. French	Senior Equity Portfolio Manager	March 2001
David A. Friar	Equity Portfolio Manager	March 2001

Summary Prospectus — February 26, 2010	Page 3 of 4	Small Cap Index Fund

Purchase and Sale of Fund Shares

You may purchase or redeem shares of a fund on any day when the New York Stock Exchange (NYSE) is open, except that shares cannot be purchased by wire transfer on days that federally chartered banks are closed. Purchases, redemptions, and exchanges may be restricted in the event of an early or unscheduled close of the NYSE, as permitted by the Securities and Exchange Commission (SEC).

You can become a shareholder in any of the funds by making a minimum initial investment of $2,500 ($2,000 for Coverdell Education Savings Accounts). The minimum additional investment is $100. The funds reserve the right to waive or lower purchase minimums under certain circumstances and to reject any purchase order.

You can redeem shares through your financial intermediary or by contacting the funds at:

Phone	Regular Mail	Overnight Express Mail

800-677-FUND	First American Funds	First American Funds
	P.O. Box 3011	615 East Michigan Street
	Milwaukee, WI 53201-3011	Milwaukee, WI 53202

Tax Information

Dividends and capital gain distributions you receive from a fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

P.O. Box 1330
Minneapolis, MN 55440-1330

SP-SCIND